"Confidential treatment has been granted or requested with respect to portions of this exhibit, and such portions have been replaced with "**". Such confidential portions have been deleted and separately filed with the Securities and Exchange Commission pursuant to Rule 24b-2."

                          MEMORANDUM OF UNDERSTANDING
                    hereinafter referred to as the "Agreement"
                                    between
                       RAMTRON INTERNATIONAL CORPORATION
                                      and
                        SGS-THOMSON MICROELECTRONICS SA
                             Dated November 22, 1996

This Memorandum of Understanding is made and entered into this 22nd day of November 1996, by and between RAMTRON International Corporation, a corporation organized and existing under the laws of Delaware, United States, having its registered office at 1850 Ramtron Drive, Colorado Springs Colorado 80921, United States, (hereinafter referred to as "RAMTRON"), on the one hand, and SGS-THOMSON Microelectronics SA, a corporation organized and existing under the laws of France, having its registered office at 7, avenue Gallieni, 94250 Gentilly, France, acting in its own name, and in the name and on behalf of any affiliated companies of SGS-THOMSON Microelectronics NV, located at Strawinskylaan 1725, World Trade Center, 1077 XX Amsterdam, The Netherlands, (hereinafter referred to as "SGS-THOMSON"), on the other hand, hereinafter collectively referred to as the "Parties".

WHEREAS:

SGS-THOMSON is a recognized broad range designer, manufacturer and supplier of semiconductors and has developed a leading experience in various fields, and particularly, the manufacture and sale of memory devices;

RAMTRON is a recognized integrated circuit manufacturer and has developed a leading experience in the low density ferroelectric technology, defined as a global set of solutions implemented to design and manufacture electronic devices using ferroelectric properties and materials (referred to as "Ferroelectric Technology");

RAMTRON and SGS-THOMSON are desirous to establish a successful relationship with regard to a possible cooperation in view of manufacturing ferroelectric devices.

NOW, THEREFORE, it is hereby understood as follows:

ARTICLE 1 - INTENT OF THE PARTIES

SGS-THOMSON and RAMTRON intend to enter into a cooperative arrangement under which (i) RAMTRON would demonstrate the viability of its proprietary ferroelectric technology, referred to as "RAMTRON Ferroelectric Technology",
(ii) RAMTRON would grant to SGS-THOMSON a license under RAMTRON's Ferroelectric Technology and SGS-THOMSON would enable RAMTRON to expand its production capacity for manufacturing Ferroelectric Products as defined hereunder, (iii) SGS-THOMSON would design, manufacture, and sell products based on RAMTRON's Ferroelectric Technology, pursuant to the phased approach as defined in Article 2 and Appendix 1. Therefore the Parties are willing to enter into negotiation of a definitive agreement (hereinafter referred to as the "Agreement").

For the purposes set out in this Memorandum of Understanding, the Parties have agreed that:

    (i)     **   ;

    (ii)    **   ;

    (iii)   **   .

ARTICLE 2 - COOPERATION BETWEEN THE PARTIES

The Parties are willing to cooperate during three phases, each of which is defined hereinafter:

(1)  Phase 1:

    (i) In the course of Phase 1, RAMTRON intends to demonstrate to SGS-THOMSON the design, manufacturing, and technological processes, viability, quality and reliability, as well as market potential for low-density 64 Kbit (sixty-four kilo bits) FRAM Products according to the terms and conditions defined in Appendix 1.

    (ii)     **   .

    (iii)    **   .

    (iv)     **   .

    (v)      **   .

(2)  PHASE 2:

    (i) In the course of Phase 2 as described in Appendix 1, SGS-THOMSON intends to purchase and deliver to RAMTRON semiconductor manufacturing equipment for ferro-finishing Base Underlayers in view of the upgrade of
RAMTRON's production capacity    **   .

    (ii)   **   .

       **   .

       **   .

    (iii)   **   .

    (iv)    **   .

    (v)     **   .

       **   .

    (vi)   **   .

    (vii)(a)   **   .

         **   .

         **   .

         (b)   **   .

                   **   .

         (c)   **   .

                    **   .

(3)  PHASE 3:

    (i) During Phase 3, the license granted by Ramtron to SGS-THOMSON in the course of Phase 2 as described in Article 2(2) (iii) hereabove will be maintained upon the same conditions except as expressly agreed to the contrary as mentioned hereinafter in paragraphs (ii) and (iii).

    (ii)  Phase 3 would involve expanding the license between RAMTRON and SGS-
THOMSON, as defined hereabove,  **   .

    (iii)     **   .

                 **

      **   :

              (a)   **   ;

              (b)   **   ;

              (c)   **   .

   **   .

    (iii)   **   .

(4)(i)   **   .

    (ii)   **   .

       **   .

    (iii)   **   .

ARTICLE 3 - INTELLECTUAL PROPERTY RIGHTS

3.1   **   .

3.2   **   :

     3.2.1   **   .

                **   .

     3.2.2   **   .

     3.2.3   **   .

ARTICLE 4 - CONFIDENTIALITY

4.1 As used in this Memorandum of Understanding the term "Confidential Information" shall mean any information or data of whatever nature disclosed by either Party to the other, pursuant to this Memorandum of Understanding, either in writing or orally, subject to the conditions set forth hereafter and including, without limitation, any written or printed documents, samples, models, charts or any means of disclosing such information that SGS-THOMSON and RAMTRON elect to use while this Memorandum of Understanding is in force, and if disclosed orally, which are confirmed in writing within 10 (ten) days of such oral disclosure.

The Parties expressly recognize that the content of the Base Underlayers delivered by SGS-THOMSON to RAMTRON during Phases 1, 2 or 3 as described in Appendix 1, is to be deemed as Confidential Information.

4.2 Each Party, to the extent of its right to do so, may disclose to the other Party any information which such disclosing Party deems appropriate to fulfil the objectives of this Memorandum of Understanding. SGS-THOMSON and RAMTRON hereby represent that the disclosure of Confidential Information by and between themselves is not contrary to the laws and regulations of their respective countries.

4.3 Any and all Confidential Information disclosed to the receiving Party shall, for a period of 10 (ten) years from the date of signature of this Memorandum of Understanding:

     (a) be used, duplicated and disclosed only to those persons within the receiving Party's organization and to the receiving Party's legal representatives, who have a need to know, solely for the purposes specified in this Memorandum of Understanding;

     (b) neither be used, duplicated or disclosed, to any third party, in whole or in part, for any purpose other than the purpose of this Memorandum of Understanding and completion of the Agreement without the prior written consent of the disclosing Party;

     (c) be protected and kept in confidence by the receiving Party, which must use the same degree of care and safeguards as it/they use to protect its/their own proprietary information of like importance.

4.4 Except as aforementioned, the receiving Party shall have no obligation or restriction with respect to any Confidential Information which:

     (a) has come into the public domain prior to, or after the disclosure thereof and in such case through no wrongful act of the receiving Party; or,

     (b) has been lawfully received from a third party without restrictions or breach of agreement; or,

     (c) has been published without violation of this Memorandum of Understanding; or,

     (d) is independently developed in good faith by the receiving Party (with the burden of proof being on the receiving Party); or,

     (e) is approved for release or use by written authorization of the disclosing Party.

4.5 Furthermore, the Parties undertake not to disclose the existence, the nature and the content of this Memorandum of Understanding which is to be deemed as Confidential Information, without the prior written consent of the other Party.

4.6 To the extent that it is necessary under US law, a press release will be issued within 5 (five) days following execution of this Memorandum of Understanding subject to the mutual agreement of the Parties upon its contents.

ARTICLE 5 - DURATION

   **   .

ARTICLE 6 - ENTIRE UNDERSTANDING

   **   .

ARTICLE 7 - NATURE OF THIS MEMORANDUM OF UNDERSTANDING

7.1   **   .

7.2   **   :

     (a)   **   ,

     (b)   **   .

7.3   **   .

   **   .

Made in two (2) originals.

SGS-THOMSON Microelectronics SA         RAMTRON International Corporation

Name:  Ennio Filauro                    Name:  Greg Jones
-------------------------------         --------------------------------
Title: Corporate Vice President         Title: President and C.O.O.
       General Manager
       Memory Products Group

Signature: /S/ Ennio Filauro            Signature: /S/ Greg Jones

                                 Appendix 1
                       Description of Phases 1, 2 & 3

1.  PHASE 1:

1.1   **   .

1.2   **   .

1.3   **   .

1.4   **   .

1.5   **   .

2.  PHASE 2:

2.1   **   .

2.2   **   .

3.  PHASE 3:

   **   .

                                  Appendix 2
                        Description of the Equipment Set

                      EQUIPMENT LIST FOR SGS-THOMSON PROJECT
                      --------------------------------------

                                     **